UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of the earliest event reported): March 25, 2021

                       Commission file number: 333-249533

                           FORTITUDE GOLD CORPORATION
             (Exact name of registrant as specified in its charter)

                Colorado                                85-2602691
     (State of Other Jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or Organization)

   2886 Carriage Manor Point, Colorado
               Springs, CO                                80906
(Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (719) 717-9825

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

     Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

 Securities registered pursuant to Section 12(b) of the Act:

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       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

ITEM 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of  Independent  Registered  Public  Accounting  Firm
On March 25, 2021, the Board of Directors of Fortitude Gold Corporation approved the dismissal of Plante & Moran, PLLC as the Company's independent registered public accounting firm.

The reports of Plante & Moran on the Company's consolidated financial statements for the fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2019 and through March 25, 2021, there have been no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Plante & Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Plante & Moran would have caused Plante & Moran to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal year ended December 31, 2020 and through March 25, 2021, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Plante & Moran with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Plante & Moran furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Plante & Moran agrees with the statements related to them made by the Company in this report. Plante & Moran's letter to the SEC is filed as an Exhibit to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On March 25, 2021, the Board of Directors approved the appointment of Haynie and Company ("Haynie") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2021. During the fiscal years ended December 31, 2020 and December 31, 2019 and through March 25, 2021, neither the Company, nor anyone on its behalf, consulted Haynie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Haynie that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description
Number

16          Letter from Plante & Moran, PLLC

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 30, 2021                            FORTITUDE GOLD CORPORATION


                                                   By: /s/ Jason D. Reid
                                                   ---------------------------
                                                   Jason D. Reid,
                                                    Chief Executive Officer